Camelot Premium Return Fund Class A: CPRFX Class C: CPRCX Class I: CPRIX
(the “Fund”)

February 1, 2018

The information in this Supplement amends certain information contained in the currently effective Summary Prospectus and the Prospectus for the Fund, each dated February 1, 2018.

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The following investment objective of the Fund is in effect until March 26, 2018:

“The objective of the Fund is to achieve a consistent high rate of gains and total return with lower volatility than common stocks.”

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information, each dated February 1, 2018, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-855-226-3863 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.